UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2024

ADAMS RESOURCES & ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7908	74-1753147
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17 South Briar Hollow Lane, Suite 100, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 881-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	AE	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 16, 2024, Adams Resources & Energy, Inc. (the “Company”) entered into Amendment No. 2 (the “Second Amendment”) to the Credit Agreement dated October 27, 2022 (the “Credit Agreement”), by and among the Company, GulfMark Asset Holdings, LLC and Service Transport Company, each a wholly-owned subsidiary of the Company, as borrowers, Cadence Bank N.A., as administrative agent, swingline lender and issuing lender, and the other lenders party thereto, as amended by Amendment No. 1 to Credit Agreement dated as of August 2, 2023 (the “First Amendment”). All capitalized words used in the below description of the Second Amendment, but not defined herein, have the meanings assigned to them in the Credit Agreement, which was included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 1, 2022, or in the First Amendment, which was included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2023, as applicable.

The Second Amendment amends and restates the definitions of the Fixed Charge Coverage Ratio and Consolidated Fixed Charges in order (i) to remove the inclusion of Operating Lease Expenses paid in cash from both the numerator and denominator in the calculation of the Consolidated Fixed Charge Coverage Ratio, and (ii) to clarify that only Consolidated Interest Expense paid in cash is included in the denominator of the Fixed Charge Coverage Ratio. These amendments apply to the financial covenant calculations for the period ending June 30, 2024 and thereafter.

The foregoing summary description of certain terms of the Second Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1
Amendment No. 2 dated July 16, 2024 to Credit agreement dated October 27, 2022 by and among Adams Resources & Energy, Inc., GulfMark Asset Holdings, LLC, Service Transport Company, and Cadence Bank, as administrative agent, swingline lender and issuing lender, and the other lenders party thereto.

104	Cover Page Interactive Data File — the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESOURCES & ENERGY, INC.

Date:	July 16, 2024	By:	/s/ Tracy E. Ohmart
Tracy E. Ohmart
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)

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